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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 3, 2004

                              WSI INDUSTRIES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

         Minnesota                     000-00619               41-0691607
----------------------------   ------------------------    ------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)

18151 Territorial Road,
Osseo, Minnesota                                                    55369
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (763) 428-4308

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Items 1, 3-6 and 8-12 are not applicable and therefore omitted.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On May 3, 2004, WSI Industries, Inc. (the "Company") completed the purchase of real property located at 213 Chelsea Road, Monticello, Minnesota pursuant to a Purchase Agreement dated March 12, 2004 between the Company and Remmele Engineering, Inc. ("Remmele"), attached hereto as Exhibit 10.1 (the "Purchase Agreement"). On May 3, 2004, the Company announced the completion of the purchase in a press release attached hereto as Exhibit 99.1

         The purchase price for the property was $1,900,000. Payment of the purchase price was funded by:

         (a) a loan in the amount of $1,360,000 with interest at 5.37% per annum from Excel Bank Minnesota ("Excel Bank") pursuant to a Promissory Note dated May 3, 2004, attached hereto as Exhibit 10.2, under a Loan Agreement dated as of May 3, 2004, attached hereto as Exhibit 10.3; and

         (b) a loan in the amount of $350,000 with interest at 2% per annum from the Monticello Economic Development Authority ("MEDA") pursuant to a Promissory Note dated May 3, 2004, attached hereto as Exhibit 10.4 under a Loan Agreement dated May 3, 2004, attached hereto as Exhibit 10.5; and

         (c)      Company cash in the amount of $190,000.

         The consideration for the purchase was determined through arm's-length negotiations between the Company and Remmele. The indebtedness to Excel Bank is secured pursuant to a Mortgage and Security Agreement and Fixture Financing Statement dated as of May 3, 2004 between the Company and Excel Bank, attached hereto as Exhibit 10.6, and the indebtedness to MEDA is secured by a Mortgage dated as of May 3, 2004 between the Company and MEDA, attached hereto as Exhibit 10.7.

         In connection with the closing of the Purchase Agreement, the Company and its wholly-owned subsidiaries, Taurus Numeric Tool, Inc. and WSI Rochester, Inc., entered into a Second Amendment and Modification of Revolving Line of Credit Loan Agreement and Reaffirmation of Guaranties dated as of May 3, 2004 with Excel Bank, attached hereto as Exhibit 10.8, to modify certain terms of the Company's revolving line of credit promissory note in the original principal amount of $1,000,000 entered into in December 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

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(c)      Exhibits

Exhibit No.                         Description of Exhibit
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
10.1          Purchase Agreement dated as of March 12, 2004 between WSI
              Industries, Inc. and Remmele Engineering, Inc.

10.2 Promissory Note dated as of May 3, 2004 by WSI Industries, Inc. as debtor and Excel Bank Minnesota as holder in the original principal amount of $1,360,000.

10.3          Loan Agreement dated as of May 3, 2004 between WSI Industries,
              Inc. and Excel Bank Minnesota.

10.4 Promissory Note dated as of May 3, 2004 by WSI Industries, Inc. as debtor and Monticello Economic Development Authority as holder in the original principal amount of $350,000.

10.5          Loan Agreement dated as of May 3, 2004 between WSI Industries,
              Inc. and the Monticello Economic Development Authority.

10.6 Mortgage and Security Agreement and Fixture Financing Statement dated as of May 3, 2004 between WSI Industries, Inc. and Excel
              Bank Minnesota.

10.7 Mortgage dated as of May 3, 2004 between WSI Industries, Inc. and the Monticello Economic Development Authority.

10.8          Second Amendment and Modification of Revolving Line of Credit Loan
              Agreement and Reaffirmation of Guaranties dated as of May 3, 2004 by and among WSI Industries, Inc., Taurus Numeric Tool, Inc. and
              WSI Rochester, Inc. and Excel Bank Minnesota.

99.1          Press Release dated May 3, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              WSI INDUSTRIES, INC.

                                              By      /s/ Paul D. Sheely
                                                 -------------------------------
                                                 Its Vice President, Finance and
                                                 Chief Financial Officer

Dated: May 11, 2004